UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 28, 2021

Tribal Rides International Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-200344	37-1758469
(State or Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification Number)

26060 Acero, Mission Viejo, CA 92691

(Address of principal executive offices, including zip code)

(949) 434-7259

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☒

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard, Transfer of Listing

In September 2020, the SEC amended Exchange Act Rule 15c2-11, which primarily governs a broker’s ability to submit or publish quotations for securities that trade on the over-the-counter markets. In essence, Rule 15c2-11 prohibits dealers from publishing quotations for over-the-counter securities to quotation mediums without first reviewing certain issuer financial information and ensuring that information is current and publicly available before quoting that security.

Under the amended Rule 15c2-11 (the “Amended Rule”), which took effect on September 28, 2021, current information about an issuer must be publicly available in order for an issuer’s security to become quoted initially, and remain quoted, on one of the public markets (the “OTC Markets”) operated by the OTC Markets Group. According to guidance from the OTC Markets Group, issuers subject to SEC reporting obligations will satisfy the requirements of the Amended Rule if such issuers are current in their SEC reporting obligations in accordance with the provisions of the Amended Rule. Companies that do not make current information publicly available, and thus do not meet the requirements for ongoing quoting, will be shifted to the OTC Markets Group’s “Expert Market.” The Expert Market will be available for unsolicited quotes only, meaning broker-dealers may use the Expert Market to publish unsolicited quotes representing limit orders from retail and institutional investors who are not affiliates or insiders of the issuer. Quotations in Expert Market securities are made available to broker-dealers, institutions, and other sophisticated investors. A company relegated to the Expert Market will be able to reapply for listing on the OTC Markets through the filing of a new Form 211 once the Company has made current information available and is in compliance with the Amended Rule. At present, although Tribal Rides International Corp., a Nevada corporation (the “Company”), filed its Annual Report on Form 10-K for the year ended December 31, 2020 on September 27, 2021, and the Quarterly Reports on Form 10-Q for the periods ended March 31, 2021 and June 30, 2021 on September 28, 2021, the Company was shifted to the “Expert Market.”

The Company intends to apply for relisting on the OTC Markets through the filing of a new Form 211 as soon as possible.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Tribal Rides International Corp.

Date: September 29, 2021	By:	/s/ Joseph Grimes
Joseph Grimes, Chief Executive Officer